Exhibit 10.3

YUHE INTERNATIONAL, INC.

(incorporated in Nevada with limited liability)

June 13, 2008

Dear Mr. Peter Li,

Re.: Independent directorship

We are writing to confirm your appointment as an independent director of Yuhe International, Inc. (the “Company”), which is listed on the OTCBB under yuii.ob. You are also appointed as Chairman of the Audit Committee and a member of the Nominating Committee and the Compensation Committee.

Following your acceptance, your appointment will be effective as of June 13, 2008. You are entitled to an annual director’s fee of US$ 30,000, or its RMB equivalent, as applicable, less payroll deductions and all required withholdings, if any. Your annual fee will be payable quarterly. You are recommended to seek professional advice on whether the amount of any remuneration payable to you as director of the Company is subject to US or Nevada tax and if so, to include the details of such remuneration in your tax returns.

You will be granted an option to purchase 77,717 shares of Common Stock. Your grant date will be June 13, 2008. This option will have a per-share exercise price equal to $3.708, 120% of the private placement price on March 12, 2008, with the fair market value being calculated with reference to the last private placement price of our stock. Subject to your continued service with the Company through the vesting period, the option will vest in equal installments on each of the first three anniversaries of the grant date, so that if you are still serving on our Board on the third anniversary of the grant date you will be fully vested in the option by that date. The option will expire on the fifth anniversary of the grant date (or earlier if your service with us terminates prior to that date). In addition, the option will be subject to the terms and conditions of our standard form of stock option agreement.

You hereby agree to maintain the confidentiality of the confidential information and trade secrets of the Company, including but not limited to, any confidential information and statistics, business plans, operations, technologies, know-how, systems and/or the proposed sale, purchase and use of services and products furnished in oral, visual, written and/or other tangible form and not to disclose such information to any third party without the prior consent of the Company.

Please confirm your acceptance of the appointment as an independent director of the Company by signing, dating and returning to us the attached copy of this letter.

Yours faithfully

For and on behalf of
Yuhe International, Inc.

/s/ Gao Zhentao
Gao Zhentao
Chairman of the Board

I hereby confirm my acceptance to act as an independent director of the Company upon the terms contained in this letter.

/s/ Peter Li
Peter Li

Date: June 13, 2008

YUHE INTERNATIONAL, INC.

(incorporated in Nevada with limited liability)

June 13, 2008

Dear Mr. Liu Yaojun,

Re.: Independent directorship

We are writing to confirm your appointment as an independent director of Yuhe International, Inc. (the “Company”), which is listed on the OTCBB under yuii.ob. You are also appointed as Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating Committee.

Following your acceptance, your appointment will be effective as of June 13, 2008. You are entitled to an annual director’s fee of US$ 30,000, or its RMB equivalent, as applicable, less payroll deductions and all required withholdings, if any. Your annual fee will be payable quarterly. You are recommended to seek professional advice on whether the amount of any remuneration payable to you as director of the Company is subject to US or Nevada tax and if so, to include the details of such remuneration in your tax returns.

You will be granted an option to purchase 77,717 shares of Common Stock. Your grant date will be June 13, 2008. This option will have a per-share exercise price equal to $3.708, 120% of the private placement price on March 12, 2008, with the fair market value being calculated with reference to the last private placement price of our stock. Subject to your continued service with the Company through the vesting period, the option will vest in equal installments on each of the first three anniversaries of the grant date, so that if you are still serving on our Board on the third anniversary of the grant date you will be fully vested in the option by that date. The option will expire on the fifth anniversary of the grant date (or earlier if your service with us terminates prior to that date). In addition, the option will be subject to the terms and conditions of our standard form of stock option agreement.

You hereby agree to maintain the confidentiality of the confidential information and trade secrets of the Company, including but not limited to, any confidential information and statistics, business plans, operations, technologies, know-how, systems and/or the proposed sale, purchase and use of services and products furnished in oral, visual, written and/or other tangible form and not to disclose such information to any third party without the prior consent of the Company.

Please confirm your acceptance of the appointment as an independent director of the Company by signing, dating and returning to us the attached copy of this letter.

Yours faithfully

For and on behalf of
Yuhe International, Inc.

/s/ Gao Zhentao
Gao Zhentao
Chairman of the Board

I hereby confirm my acceptance to act as an independent director of the Company upon the terms contained in this letter.

/s/ Liu Yaojun
Liu Yaojun

Date: June 13, 2008

YUHE INTERNATIONAL, INC.

(incorporated in Nevada with limited liability)

June 13, 2008

Dear Mr. Greg Huett,

Re.: Independent directorship

We are writing to confirm your appointment as an independent director of Yuhe International, Inc. (the “Company”), which is listed on the OTCBB under yuii.ob. You are also appointed as Chairman of the Nominating Committee and a member of Audit Committee and Compensation Committee.

Following your acceptance, your appointment will be effective as of June 13, 2008. You are entitled to an annual director’s fee of US$ 50,000, less payroll deductions and all required withholdings, if any. Your annual fee will be payable quarterly. You are recommended to seek professional advice on whether the amount of any remuneration payable to you as director of the Company is subject to US or Nevada tax and if so, to include the details of such remuneration in your tax returns.

You will be granted an option to purchase 77,717 shares of Common Stock. Your grant date will be June 13, 2008. This option will have a per-share exercise price equal to $3.708, 120% of the private placement price on March 12, 2008, with the fair market value being calculated with reference to the last private placement price of our stock. Subject to your continued service with the Company through the vesting period, the option will vest in equal installments on each of the first three anniversaries of the grant date, so that if you are still serving on our Board on the third anniversary of the grant date you will be fully vested in the option by that date. The option will expire on the fifth anniversary of the grant date (or earlier if your service with us terminates prior to that date). In addition, the option will be subject to the terms and conditions of our standard form of stock option agreement.

You hereby agree to maintain the confidentiality of the confidential information and trade secrets of the Company, including but not limited to, any confidential information and statistics, business plans, operations, technologies, know-how, systems and/or the proposed sale, purchase and use of services and products furnished in oral, visual, written and/or other tangible form and not to disclose such information to any third party without the prior consent of the Company.

Please confirm your acceptance of the appointment as an independent director of the Company by signing, dating and returning to us the attached copy of this letter.

Yours faithfully

For and on behalf of
Yuhe International, Inc.

/s/ Gao Zhentao
Gao Zhentao
Chairman of the Board

I hereby confirm my acceptance to act as an independent director of the Company upon the terms contained in this letter.

/s/ Greg Huett
Greg Huett

Date: June 13, 2008

YUHE INTERNATIONAL, INC.

(incorporated in Nevada with limited liability)

June 13, 2008

Dear Mr. Han Chengxiang,

Re.: Directorship

We are writing to confirm your appointment as a director of Yuhe International, Inc. (the “Company”), which is listed on the OTCBB under yuii.ob. You are also appointed as a member of the Nominating Committee of the Company.

Following your acceptance, your appointment will be effective as of June 13, 2008. You are not entitled to any director’s fee and you will not be granted any option to purchase shares of Common Stock.

You hereby agree to maintain the confidentiality of the confidential information and trade secrets of the Company, including but not limited to, any confidential information and statistics, business plans, operations, technologies, know-how, systems and/or the proposed sale, purchase and use of services and products furnished in oral, visual, written and/or other tangible form and not to disclose such information to any third party without the prior consent of the Company.

Please confirm your acceptance of the appointment as a director of the Company by signing, dating and returning to us the attached copy of this letter.

Yours faithfully

For and on behalf of
Yuhe International, Inc.

/s/ Gao Zhentao
Gao Zhentao
Chairman of the Board

I hereby confirm my acceptance to act as a director of the Company upon the terms contained in this letter.

/s/ Han Chengxiang
Han Chengxiang

Date: June 13, 2008